EXHIBIT A

JOINT FILING AGREEMENT

This will confirm the agreement by and among the undersigned that the amendment to the Schedule 13D filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the shares of Class A Ordinary Shares, par value $0.001 per share of Tarena International Inc., is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below that is named as a reporting person in such filing in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  May 3, 2021

Talent Fortune Investment Limited

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-Fact for Robert H. Lewin, Director

Talent Fortune Holdings Limited

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-Fact for Robert H. Lewin, Director

KKR China Growth Fund L.P.
By: KKR Associates China Growth L.P., its General Partner
By: KKR China Growth Limited, its General Partner

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-Fact for Robert H. Lewin, Director

KKR Associates China Growth L.P.
By: KKR China Growth Limited, its General Partner

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-Fact for Robert H. Lewin, Director

KKR China Growth Limited

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-Fact for Robert H. Lewin, Director

KKR Group Partnership L.P.
By: KKR Group Holdings Corp., its General Partner

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-Fact for Robert H. Lewin, Chief Financial Officer

KKR Group Holdings Corp.

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-Fact for Robert H. Lewin, Chief Financial Officer

KKR & Co. Inc.

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-Fact for Robert H. Lewin, Chief Financial Officer

KKR Management LLP

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-Fact for Robert H. Lewin, Chief Financial Officer

Henry R. Kravis

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-Fact for Henry R. Kravis

George R. Roberts

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-Fact for George R. Roberts